(LOGO)            NATIONAL ASSET
                                   MANAGEMENT
                                      CORE
                                  EQUITY FUND

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED
                                 APRIL 30, 2002

June 4, 2002

Dear Fellow Shareholder:

We are pleased to provide you with this shareholder update on the National Asset Management Core Equity Fund. The Fund's value increased over the last six months as of 4/30/2002 by 3.69%, which compares favorably to the S&P 500 Index that gained 2.31% over the same period. Unfortunately for the trailing twelve months, which includes the market slide after the September 11th attacks on the World Trade Center and the Pentagon, the Fund declined by 12.28% but also outperformed the S&P 500, which declined 12.63%. Since inception on June 2, 1999, the Fund has experienced an annualized total return of -2.79% while the S&P 500 Index return was -5.13%.

The goal of the Fund is to earn a high total investment return. This goal is pursued by staying fully invested in the stock market and by using two classic investment approaches, value and growth investing, in the portfolio. This philosophy is implemented by diversifying the portfolio with investments in three different types of stocks: growth, yield, and low P/E. Each performs differently during different economic conditions. The Fund invests in stocks with these attributes because they each have performed quite well over the long term.

The market environment has been extremely volatile over the last six months. While the U.S. economy has begun to rebound, the stock market continues to fight strong head winds coming from three different sources: concerns regarding future earnings growth, corporate accounting irregularities and geo political anxieties. It's a cliche to say that the market climbs a wall of worry, but over the last six months short streaks of an advancing market have been reversed by disappointing news from one or more of the three major sources of concern causing the market to give up its previous gains. The S&P 500 index stood at 1060 at the beginning of November and three times over the next six months rose to the 1180 level before falling back to end the period very nearly where it started. History shows that over time the market digests the problems of the day and eventually moves higher. We believe it will again this time as well, but no one knows how soon.

While the market has remained range bound, our Multiple Attribute philosophy continues to provide good diversification across growth, low P/E stocks and yield stocks. We currently have an emphasis in low P/E stocks, which are benefiting from the improving economy. The Fund is still broadly diversified across the major economic sectors of the large capitalization equity market. Bottom-up security selection is currently dominating portfolio activity due to the lack of any overwhelming evidence emerging from the macro economic environment that would favor a more theme driven approach.

The largest sector weighting continues to be financial stocks that comprise 21% of the portfolio. These stocks currently offer good value and are benefiting from the low interest rate environment. Technology stocks currently represent 17% of the portfolio. This is a similar weighting to that of the S&P 500 index. These holdings can generally be considered the market leaders in their segment of the market; and we believe they will be among the first to recover when conditions begin to improve in the tech sector.

The market has just experienced a very weak period with the S&P 500 index declining 28% from its all time high in March of 2000. This has been the weakest multi-year period since the bear market of 1973-74 when the market lost 37% of its value. Modern history shows that it is rare that market declines last longer than two years. There have been only six occurrences of consecutive down years since 1925 and only three occurrences of a third down year. At the time of this writing, the S&P 500 is firmly in negative territory for the calendar year 2002 and may end the year with a third consecutive annual decline. The good news for long term investors is that regardless of whether the decline was 2 years in length or longer, the following five year period return of the market was substantially positive and averaged almost 15% per annum. While human emotion can entice one to worry that it might be different this time, all the historical performance mentioned above captures many corporate profit cycles, other company collapses due to fraud or mismanagement and many geo political events including a world war. We believe the odds strongly favor a market rebound this time too.

We thank you for your support and the trust you have expressed in us by investing in the Fund. We look forward to a long and successful relationship.

Sincerely,

INVESCO-National Asset Management Equity Team

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible. Sector weightings are subject to change at anytime and are not recommendations to buy or sell securities in any sector. Please refer to the annual report for further holding and performance information. 07/02

                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND

 Comparison of the change in value of a hypothetical $10,000 investment in the National Asset Management Core Equity Fund versus the S&P 500 Composite Stock
                                  Price Index.

                      National Asset Management        S&P 500 Composite
        Date               Core Equity Fund            Stock Price Index
        ----          -------------------------       ------------------
      6/2/1999                 $10,000                     $10,000
     7/31/1999                 $10,410                     $10,279
    10/31/1999                 $10,720                     $10,577
     1/31/2000                 $10,915                     $10,853
     4/30/2000                 $11,426                     $11,337
     7/31/2000                 $11,266                     $11,199
    10/31/2000                 $11,746                     $11,220
     1/31/2001                 $11,416                     $10,754
     4/30/2001                 $10,497                      $9,866
     7/31/2001                 $10,174                      $9,594
    10/31/2001                  $8,881                      $8,425
     1/31/2002                  $9,848                      $9,015
     4/30/2002                  $9,208                      $8,617

                                                                Since Inception
Average Annual Total Return as of April 30, 2002     1-year        (6/2/99)
------------------------------------------------     ------     ---------------
National Asset Management Core Equity Fund          -12.28%         -2.79%
S&P 500 Composite Stock Price Index                 -12.64%         -5.13%

Past performance is no guarantee of future results. The principal value of an investment will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original investment. This chart assumes reinvestment of dividends and capital gains. Indices do not incur expenses and are not available for reinvestment. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of fund shares.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

SCHEDULE OF INVESTMENTS AT APRIL 30, 2002

  Shares    COMMON STOCKS:  98.40%                                Market Value
-------------------------------------------------------------------------------
            BASIC INDUSTRY:  6.17%
   5,370    Alcoa, Inc.                                            $   182,741
   9,300    Air Products and Chemicals, Inc.                           446,865
   9,910    Praxair, Inc.                                              565,861
   4,570    Weyerhaeuser Co.                                           272,418
                                                                   -----------
                                                                     1,467,885
                                                                   -----------

            CAPITAL GOODS:  15.45%
  10,593    Automatic Data Processing, Inc.                            538,548
  12,200    Deere & Co.                                                546,072
  26,962    General Electric Co.                                       850,651
  11,320    Honeywell International, Inc.                              415,218
  10,440    Ingersoll-Rand Co. - Class A#<F2>                          521,478
   2,690    SPX Corp.*<F1>                                             362,208
   9,920    The Boeing Co.                                             442,432
                                                                   -----------
                                                                     3,676,607
                                                                   -----------

            COMMUNICATIONS: 1.03%
   7,370    SBC Communications, Inc.                                   228,912
   6,505    Worldcom, Inc.*<F1>                                         16,126
                                                                   -----------
                                                                       245,038
                                                                   -----------

            CONSUMER CYCLICAL: 10.12%
  12,370    AOL Time Warner, Inc.*<F1>                                 235,277
   6,870    Dow Jones & Co., Inc.                                      373,522
  12,956    The Home Depot, Inc.                                       600,770
  10,850    Target Corp.                                               473,602
  12,962    Wal-Mart Stores, Inc.                                      724,057
                                                                   -----------
                                                                     2,407,228
                                                                   -----------

            CONSUMER STAPLES:  7.99%
  20,940    Masco Corp.                                                588,414
  10,440    PepsiCo., Inc.                                             541,836
   8,020    Safeway, Inc.*<F1>                                         336,439
   9,620    Walgreen Co.                                               363,347
   1,280    Wm. Wrigley Jr. Co.                                         70,400
                                                                   -----------
                                                                     1,900,436
                                                                   -----------

            ENERGY: 6.65%
   6,513    ChevronTexaco Corp.                                        564,742
  16,662    Exxon Mobil Corp.                                          669,312
   6,370    Schlumberger Limited                                       348,757
                                                                   -----------
                                                                     1,582,811
                                                                   -----------

            FINANCE:  20.76%
   7,847    American International Group, Inc.                         542,384
  13,936    Citigroup, Inc.                                            603,429
   8,320    Fannie Mae                                                 656,698
  10,250    Freddie Mac                                                669,838
   5,380    MGIC Investment Corp.                                      383,917
   1,450    Marsh & McLennan Companies, Inc.                           146,566
   7,300    Morgan Stanley Dean Witter & Co.                           348,356
   4,905    The PMI Group, Inc.                                        397,894
  14,718    Radian Group, Inc.                                         763,864
   5,420    The Goldman Sachs Group, Inc.                              426,825
                                                                   -----------
                                                                     4,939,771
                                                                   -----------

            HEALTHCARE:  12.58%
   5,206    Bristol-Myers Squibb Co.                                   149,933
  10,990    Johnson & Johnson                                          701,821
  13,570    Medtronic, Inc.                                            606,443
   9,383    Merck & Co, Inc.                                           509,872
  16,430    Pfizer, Inc.                                               597,231
   5,850    Tenet Healthcare Corp.*<F1>                                429,215
                                                                   -----------
                                                                     2,994,515
                                                                   -----------

            TECHNOLOGY:  17.01%
  12,960    Altera Corp.*<F1>                                          266,458
   7,440    Applied Micro Circuits Corp.*<F1>                           50,220
  30,112    Cisco Systems, Inc.*<F1>                                   441,141
  13,790    Dell Computer Corp.*<F1>                                   363,229
   9,610    EMC Corp.*<F1>                                              87,835
  21,758    Intel Corp.                                                622,496
  13,370    Jabil Circuit, Inc.*<F1>                                   272,882
   4,170    Maxim Integrated Products, Inc*<F1>                        207,666
  13,285    Microsoft Corp.*<F1>                                       694,274
  22,090    Oracle Corp.*<F1>                                          221,784
   8,460    QUALCOMM, Inc.*<F1>                                        255,154
  23,050    Sanmina - SCI Corp.*<F1>                                   239,720
   7,850    Siebel Systems, Inc.*<F1>                                  189,892
   6,950    Sun Microsystems, Inc.*<F1>                                 56,851
  12,920    Vitesse Semiconductor Corp.*<F1>                            77,262
                                                                   -----------
                                                                     4,046,864
                                                                   -----------

            UTILITY: 0.64%
   4,270    Cinergy Corp.                                              151,713
                                                                   -----------

            Total Common Stocks
              (Cost $26,970,941)                                    23,412,868
                                                                   -----------

            SHORT-TERM INVESTMENTS:  1.65%
 392,839    Federated Cash Trust Series II
              (Cost $392,839)                                          392,839
                                                                   -----------

            Total Investment in Securities
              (Cost $27,363,780):  100.05%                          23,805,707
            Liabilities in Excess of Other
              Assets:  (0.05%)                                         (11,883)
                                                                   -----------
            Net Assets:  100.00%                                   $23,793,824
                                                                   -----------
                                                                   -----------

*<F1> Non-income producing security.
#<F2> U.S. Security of foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2002

ASSETS
   Investments in securities, at value
     (identified cost $27,363,780)                                 $23,805,707
   Receivables
       Securities sold                                                  23,216
       Dividends                                                        17,913
   Prepaid expenses                                                      5,098
                                                                   -----------
           Total assets                                             23,851,934
                                                                   -----------

LIABILITIES
   Payables
       Securities purchased                                             19,605
       Due to Advisor                                                    1,504
       Administration fees                                               4,064
   Accrued expenses                                                     32,937
                                                                   -----------
           Total liabilities                                            58,110
                                                                   -----------

NET ASSETS                                                         $23,793,824
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$23,793,824 / 2,623,158 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]                         $9.07
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $28,385,316
   Undistributed net investment income                                  34,773
   Accumulated net realized loss on investments                     (1,068,192)
   Net unrealized depreciation on investments                       (3,558,073)
                                                                   -----------
       Net assets                                                  $23,793,824
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2002

INVESTMENT INCOME
   Income
       Dividend income                                             $   270,828
                                                                   -----------
   Expenses
       Advisory fees (Note 3)                                          123,919
       Administration fees (Note 3)                                     49,567
       Fund accounting fees                                             24,798
       Professional fees                                                24,402
       Custodian fees                                                   15,602
       Transfer agent fees                                              12,702
       Registration fees                                                12,473
       Trustees' fees                                                    5,924
       Reports to shareholders                                           4,901
       Insurance fees                                                    2,331
       Miscellaneous                                                     3,500
                                                                   -----------
           Total expenses                                              280,119
           Less, advisory fee waiver (Note 3)                          (44,653)
                                                                   -----------
           Net expenses                                                235,466
                                                                   -----------
               Net investment income                                    35,362
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                     (1,068,192)
   Net change in unrealized depreciation on investments             (2,209,330)
                                                                   -----------
       Net realized and unrealized loss on investments              (3,277,522)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(3,242,160)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Year Ended          Year Ended
                                                     April 30, 2002      April 30, 2001
                                                     --------------      --------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income                              $    35,362         $    17,233
   Net realized (loss) / gain
     on security transactions                          (1,068,192)            229,897
   Net change in unrealized
     depreciation on investments                       (2,209,330)         (1,742,167)
                                                      -----------         -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                     (3,242,160)         (1,495,037)
                                                      -----------         -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net investment income                                  (13,956)             (6,008)
   Net realized gain on security transactions            (109,543)           (123,981)
                                                      -----------         -----------
       TOTAL DIVIDENDS AND DISTRIBUTIONS
         TO SHAREHOLDERS                                 (123,499)           (129,989)
                                                      -----------         -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net increase in net assets derived from net
     change in outstanding shares (a)<F3>               2,708,667          15,469,987
                                                      -----------         -----------
       TOTAL (DECREASE)/INCREASE IN NET ASSETS           (656,992)         13,844,961
                                                      -----------         -----------

NET ASSETS
Beginning of year                                      24,450,816          10,605,855
                                                      -----------         -----------
END OF YEAR                                           $23,793,824         $24,450,816
                                                      -----------         -----------
                                                      -----------         -----------
Undistributed net investment income                   $    34,773         $    13,780
                                                      -----------         -----------
                                                      -----------         -----------

(a)<F3> A summary of share transactions is as follows:

                                      Year Ended                         Year Ended
                                    April 30, 2002                     April 30, 2001
                                 ----------------------            ----------------------
                                 Shares           Value            Shares           Value
                                 ------           -----            ------           -----
Shares sold                      524,090       $5,211,817         1,452,413      $15,784,263
Shares issued in
  reinvestment of
  distributions                   10,791          103,813             9,927          113,963
Shares redeemed                 (265,748)      (2,606,963)          (37,232)        (428,239)
                                 -------       ----------         ---------      -----------
Net increase                     269,133       $2,708,667         1,425,108      $15,469,987
                                 -------       ----------         ---------      -----------
                                 -------       ----------         ---------      -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     Year                Year         June 2, 1999*<F4>
                                                    Ended               Ended              through
                                                April 30, 2002      April 30, 2001      April 30, 2000
                                                --------------      --------------      --------------
Net asset value,
  beginning of period                               $10.39              $11.42              $10.00
                                                    ------              ------              ------

Income from investment operations:
     Net investment income                            0.01                0.01                0.01
     Net realized and unrealized
       (loss) / gain on investments                  (1.28)              (0.92)               1.42
                                                    ------              ------              ------
Total from investment operations                     (1.27)              (0.91)               1.43
                                                    ------              ------              ------

Less distributions:
     From net investment income                      (0.01)              (0.01)              (0.01)
     From net realized gains                         (0.04)              (0.11)                 --
                                                    ------              ------              ------
Total distributions                                  (0.05)              (0.12)              (0.01)
                                                    ------              ------              ------

Net asset value, end of period                      $ 9.07              $10.39              $11.42
                                                    ------              ------              ------
                                                    ------              ------              ------

Total return                                        (12.28%)             (8.13%)             14.26%++<F6>

Ratios/supplemental data:

Net assets, end of period (000)                    $23,794             $24,451             $10,606

Ratio of expenses
  to average net assets:
     Before expense reimbursement                     1.13%               1.27%               5.47%+<F5>
     After expense reimbursement                      0.95%               0.95%               0.95%+<F5>

Ratio of net investment income
  to average net assets:
     After expense reimbursement                      0.14%               0.12%               0.14%+<F5>

Portfolio turnover rate                              29.99%              21.88%              20.80%

 *<F4>  Commencement of operations.
 +<F5>  Annualized.
++<F6>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS AT APRIL 30, 2002

NOTE 1 - ORGANIZATION

   The National Asset Management Core Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend
      date.   The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES

   For the year ended April 30, 2002, INVESCO - National Asset Management Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the year ended April 30, 2002, the Fund incurred $123,919 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 0.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended April 30, 2002, the Advisor reduced its fees in the amount of $44,653; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $202,044 at April 30, 2002. Cumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2005            $110,407
                2006             $46,984
                2007             $44,653

   U.S. Bancorp Fund Services, LLC, formerly Investment Company Administration, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the year ended April 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,651,103 and $7,277,296 respectively.

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS

   Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   As of April 30, 2002, the components of net assets on a tax basis were as follows:

   Cost of investments                                $27,377,704

   Gross tax unrealized appreciation                    1,940,036
   Gross tax unrealized depreciation                   (5,512,033)
                                                      -----------
   Net tax unrealized depreciation                    $(3,571,997)
                                                      -----------
                                                      -----------

   Capital loss carryforward expiring in 2010           $(312,802)
                                                        ---------
                                                        ---------

   Undistributed ordinary income                          $34,773
                                                          -------
                                                          -------

   At April 30, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of ($741,466). For tax purposes, such losses will be reflected in the year ending April 30, 2003.

   The tax composition of dividends during the year ended April 30, 2002, was as follows:

   Ordinary income                       $64,736
   Long term capital gains                58,763

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of National Asset Management Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of National Asset Management Core Equity Fund, a series of Advisor Series Trust (the "Fund") at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
June 28, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-800-576-8229.

                              INDEPENDENT TRUSTEES
                              --------------------

                                      Term of                                      # of
                                      Office and     Principal                     Funds in
                         Position     Length of      Occupation                    complex       Other
Name, Age                Held with    Time           During Past                   overseen      Directorships
and Address              the Trust    Served         Five Years                    by Trustee    Held by Trustee
-----------              ---------    ----------     -----------                   ----------    ---------------
Walter E. Auch           Trustee      Indefinite     Management                    Sixteen       Salomon Smith
(Born 1921)                           Term           Consultant                                  Barney Funds,
2020 E. Financial Way                                                                            Bayan Strategic
Glendora, CA  91741                   Since                                                      Realty Trust,
                                      1997                                                       Legend Properties,
                                                                                                 Pimco Advisors
                                                                                                 LLP, and Senele
                                                                                                 Group

James Clayburn           Trustee      Indefinite     Dean Emeritus, John           Sixteen       Trust for
LaForce                               Term           E. Anderson Graduate                        Investment
(Born 1927)                                          School of Management,                       Managers
2020 E. Financial Way                 Since          University of
Glendora, CA  91741                   March          California,
                                      2002           Los Angeles

Donald E. O'Connor       Trustee      Indefinite     Financial Consultant;         Sixteen       The Forwards
(Born 1936)                           Term           formerly Executive Vice                     Funds
2020 E. Financial Way                                President and Chief
Glendora, CA  91741                   Since          Operating officer of ICI
                                      1997           Mutual Insurance
                                                     Company (until January,
                                                     1997); Vice President,
                                                     Operations, Investment
                                                     Company Institute (until
                                                     July, 1993).

George J. Rebhan         Trustee      Indefinite     Retired; formerly             Sixteen       Trust for
(Born 1934)                           Term           President, Hotchkis                         Investment
2020 E. Financial Way                                and Wiley Funds                             Managers,
Glendora, CA  91741                   Since          (mutual funds)                              E*Trade
                                      March          from 1985                                   Funds
                                      2002           to 1993.

                                                                                   # of
                                      Term of                                      Funds in
                                      Office and     Principal                     complex       Other
                         Position     Length of      Occupation                    overseen      Directorships
Name, Age                Held with    Time           During Past                   by Trustee    Held by Trustee
and Address              the Trust    Served         Five Years                    or Officer    or Officer
-----------              ---------    ----------     -----------                   ----------    ----------
George T. Wofford III    Trustee      Indefinite     Senior Vice President,        Sixteen       Not Applicable
(Born 1939)                           Term           Information Services,
2020 E. Financial Way                                Federal Home Loan Bank
Glendora, CA  91741                   Since          of San Francisco.
                                      1997

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Eric M. Banhazl          Trustee,     Indefinite     Senior Vice President,        Sixteen       None
(Born 1957)              President    Term           U.S. Bancorp Fund
2020 E.                  &                           Services, LLC, the
  Financial Way          Treasurer    Since          Fund's administrator
Glendora, CA                          1997           (since July, 2001);
91741                                                Treasurer, Investec Funds;
                                                     formerly, Executive Vice
                                                     President, Investment
                                                     Company Administration,
                                                     LLC (ICA) (The Fund's
                                                     former administrator).

Chad E. Fickett          Secretary    Indefinite     Compliance                    Sixteen       None
(Born 1973)                           Term           Administrator,
615 E.                                               U.S. Bancorp Fund
  Michigan Street                     Since          Services, LLC since
Milwaukee, WI                         March          July 2000.
53202                                 2002

ADDITIONAL TAX INFORMATION (UNAUDITED)

Under section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $58,763 as a long-term capital gain dividend for the fiscal year ended April 30, 2002.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2002, 96.9% qualifies for the dividend received deduction available to corporate shareholders.

                                    ADVISOR
                      INVESCO - National Asset Management
                       400 West Market Street, Suite 2500
                           Louisville, Kentucky 40202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202
                                 1-800-576-8229

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-576-8229.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.